SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                       Deutsche CROCI (Reg. TM) U.S. Fund




The following information is added under the "PART I: APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional
Information:



The following waivers are currently in effect for the fund:


The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period October 1, 2016 through September 30, 2017 to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at ratios no higher than 1.04%, 1.76%, 0.69%, 0.69% and 0.69% for Class A, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.

--------------------------------------------------------------------------------

Effective October 1, 2016, the following replaces similar information relating to the fund under the "PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS" section of the fund's Statement of Additional Information:

FUND NAME                                 MANAGEMENT FEE RATE
Deutsche CROCI (Reg. TM) U.S. Fund    First $1.5 billion 0.425%
                                       Next $500 million 0.400%
                                       Next $1.0 billion 0.375%
                                       Next $1.0 billion 0.350%
                                       Next $1.0 billion 0.325%
                                          Thereafter 0.300%

               Please Retain This Supplement for Future Reference


September 30, 2016
SAISTKR-286

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